Exhibit 10.10

GENERAL SERVICES AGREEMENT

BioClinica Agreement #40801

This General Services Agreement (this “Agreement”) effective as of the last date of signature hereof (the “Effective Date”), by and between BioClinica, Inc., a Delaware Corporation, with its principal place of business at 826 Newtown-Yardley Road, Newtown, Pennsylvania, 18940-1721 (“BIOCLINICA”) and Vascular Biogenics Ltd. with its principal place of business at 6 Jonathan Netanyahu Street, Or Yehuda, Israel 60376 (“VASCULAR BIOGENICS”). BIOCLINICA and VASCULAR BIOGENICS are individually referred to as a “Party” and collectively as the “Parties”.

PURPOSE

WHEREAS, BIOCLINICA has certain experience, knowledge and abilities that VASCULAR BIOGENICS wishes to utilize in developing and expanding various business and organizational considerations, policy formations and overall strategic planning.

WHEREAS, VASCULAR BIOGENICS is in the trade or business of the manufacture and sale of pharmaceutical, diagnostic and other scientific materials.

WHEREAS, BIOCLINICA is willing to provide consulting services to VASCULAR BIOGENICS and desires to accept the arrangement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1.	SCOPE OF SERVICES

1.1	BIOCLINICA will provide medical imaging core laboratory services to VASCULAR BIOGENICS as more fully set forth in the attached Exhibit A, which is hereby made part of this Agreement as if fully included herein (the “Services”). Any special or related service which the Parties agree are outside the scope of the Services to be provided hereunder shall be covered under a separate agreement.

1.2	In providing Services under this Agreement, BIOCLINICA shall report to the VASCULAR BIOGENICS employee designated by VASCULAR BIOGENICS.

1.3	BIOCLINICA shall use commercially reasonable efforts and such working time as may be required for the satisfactory performance of the Services in accordance with this Agreement and shall comply with all applicable laws and regulations in the performance of the Services.

1.4	BIOCLINICA shall perform the Services at BIOCLINICA facilities, such locations set forth on Exhibit A, or other such locations as are mutually agreed by the Parties.

1.5	BIOCLINICA represent and warrants that the execution and delivery of this Agreement and the fulfillment of the terms hereof will constitute the valid, binding and enforceable obligations of BIOCLINICA and will not constitute a default under or breach of any agreement and/or undertaking and/or other instrument to which BIOCLINICA is a party or by which it is bound, or any provision of law, rule or regulation applicable to BIOCLINICA, including without limitation, any confidentiality agreement; and in the performance of its obligations hereunder, BIOCLINICA will not make use of (i) any confidential or proprietary information belonging to any third party, or (ii) any information to which BIOCLINICA is restricted from disclosing or using due to contractual undertakings (or by law).

1

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

2.	COMPENSATION

2.1	VASCULAR BIOGENICS agrees to pay as a fee to BIOCLINICA, for the Services rendered during the project, the amount and at such times as indicated in Exhibit A.

2.2	In addition to the fee specified in Exhibit A, VASCULAR BIOGENICS will reimburse BIOCLINICA for reasonable travel and out-of-pocket expenses related to the provision of the Services, provided that such expenses have been pre-approved by VASCULAR BIOGENICS. Invoices for the Services and out-of-pocket expenses will be detailed according to tasks completed and will include all relevant backup documentation. A 0.5% per month carrying charge will be billed for any undisputed fees and expenses not paid within thirty (30) days of invoice receipt.

2.3	In order to allow payments, BIOCLINICA will provide to VASCULAR BIOGENICS upon the execution of this Agreement a Certificate of Residency from its Tax Authorities (form 6166).

3.	INTELLECTUAL PROPERTY

BIOCLINICA agrees that any data, reports, materials, work product or other deliverables generated as a result of the performance of the services, or that are derived from the use or possession of VASCULAR BIOGENICS’ confidential information (collectively, the “Data”) shall be the sole and exclusive property of VASCULAR BIOGENICS. BIOCLINICA hereby assigns to VASCULAR BIOGENICS all right, title and interest to such Data, and all worldwide intellectual property rights therein, including without limitation, patents, copyrights, and trade secrets ("VASCULAR BIOGENICS' Intellectual Property Rights"). It is recognized and understood that certain pre-existing inventions and technologies are the separate property of VASCULAR BIOGENICS or BIOCLINICA and are not affected by this Agreement, and neither Party shall have any claims to or rights in such separate pre-existing inventions or technologies of the other. It is also recognized and understood that in the event that any improvements or developments related to BIOCLINICA’s own technology are created by BIOCLINICA during the performance of the Services under this Agreement, including but not limited to BIOCLINICA’s source code, or other unique methodology, and are not part of VASCULAR BIOGENICS' Intellectual Property Rights such improvements or developments shall be owned by BIOCLINICA.

4.	CONFIDENTIALITY

With respect to any and all information indicated as being or which reasonably appears to be, of a confidential nature, including but not limited to protocols, data forms, material, study results and any proprietary information relating to a Party’s business, clinical trials activity, operations or products acquired by a Party from the other Party as a result of this Agreement or from performance of the Services to be rendered hereunder, each Party agrees that it and its respective employees (i) will use the confidential information solely for the purpose of this Agreement, (ii) will not use that information or disclose same to persons other than as may be necessary to carry out such Party's duties hereunder and provided that such persons have been advised about the confidential nature of the information and agreed to be bound by confidentiality; and (iii) will maintain the confidential information in secure location . VASCULAR BIOGENICS' Intellectual Property Rights shall be considered VASCULAR BIOGENICS' confidential information. The foregoing obligation shall not apply to information which the receiving Party can demonstrate that:

A.	Which is known to the receiving Party prior to its receipt thereof from the disclosing Party;

B.	Which is or lawfully becomes generally available to the public;

C.	Which is lawfully acquired from third parties who have a right to disclose such information; or

2

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

D.	Which by mutual agreement in writing of the Parties hereto is released from a confidential status.

All employees of a Party who will have access to any of the foregoing information supplied by the disclosing Party have executed or shall have executed prior to undertaking performance under this Agreement, agreements with the receiving Party requiring them to maintain in confidence all such information which they receive.

5.	RELATIONSHIP OF PARTIES

The relationship of BIOCLINICA to VASCULAR BIOGENICS is that of an independent contractor and nothing in this Agreement shall be construed as creating any other relationship.

6.	AGREEMENT TERM/TERMINATION

The term of this Agreement is for the period of time mutually agreed upon by VASCULAR BIOGENICS and BIOCLINICA and set forth in Exhibit A to complete the Services.

Termination of this Agreement may be effected upon the giving of thirty (30) days written notice by VASCULAR BIOGENICS without any specified cause or reason. In the event that either Party commits a breach or default in any terms of this Agreement and such Party fails to remedy the breach or default within thirty (30) days after notification of the breach or default from the other Party, the Party giving notice may, at its option and in addition to any other remedies it may have in law or in equity, terminate this Agreement by sending written notice of immediate termination to the other Party.

In the event of a termination of this Agreement, VASCULAR BIOGENICS will be responsible for payments for all work completed at that time of termination. In the event of such close down, BIOCLINICA shall furnish to VASCULAR BIOGENICS a written estimate of close-down costs.

Upon the termination of the Agreement, BIOCLINICA shall return to VASCULAR BIOGENICS all VASCULAR BIOGENICS' Data and confidential information. For the sole purpose of determining the scope of obligations incurred under this Agreement, BIOCLINICA may retain, in a secure location and, to the extent possible, segregated from unrelated materials, a single archival copy of Confidential Information returned to VASCULAR BIOGENICS.

7.	ARBITRATION

Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, which is not settled within a reasonable time, shall be settled by arbitration in accordance with the arbitration rules of the International Chamber Of Commerce (the “ICC Rules”) by one arbitrator appointed in accordance with the ICC Rules. Any arbitration proceedings shall take place in London, England unless otherwise agreed. The award of the arbitrator shall be by majority vote (if more than one arbitrator was appointed in accordance with the ICC Rules), shall be in writing and shall set forth the facts found by the arbitrator to exist. The arbitrator is authorized to grant pre-award and post-award interest at commercial rates. Notwithstanding other provisions of this agreement which may be interpreted to the contrary, the arbitrator appointed herein shall not have the authority to grant damages to either party that are disclaimed or limited under this agreement. Aside from the arbitrator’ fees and costs, which shall be shared equally by the parties unless the arbitrator for good cause determine otherwise, each party will be responsible for paying its own fees and costs (including attorney’s fees) incurred in connection with such arbitration. Each party shall cooperate in providing fully to each other all requested information and documents relating to the arbitration proceedings, except for information and documents subject to any privilege or to governmental export restrictions. The arbitration proceedings shall be conducted in the English language. The arbitral award must be consistent with the provisions of this Agreement and shall be exclusive, final, and binding upon both Parties, and enforcement of the award may be carried out in any court or other body of competent jurisdiction. The award of any such arbitral tribunal shall be final and binding upon the parties. Each Party acknowledges and agrees that any decision resulting from the arbitration proceedings contemplated hereunder would be enforceable in their respective countries and as specified by article 17.

3

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

8.	INDEMNIFICATION

8.1	VASCULAR BIOGENICS Indemnification of BIOCLINICA

Except for any item for which BIOCLINICA is responsible to indemnify VASCULAR BIOGENICS under Section 8.2, VASCULAR BIOGENICS agrees to defend, indemnify and hold harmless BIOCLINICA and its employees, agents, contractors and subcontractors against and from any claims arising out of or in reference to the Services or for any claim arising out of bad faith, willful misconduct or negligent acts of VASCULAR BIOGENICS or its employees, agents, contractors and subcontractors or acts which are not in accordance with the terms of this Agreement or with ethical practices of the consultations specified herein. VASCULAR BIOGENICS agrees to bear all costs and expenses, including reasonable attorney's fees, incurred in connection with the defense of any such claim.

VASCULAR BIOGENICS shall be promptly notified of any claim being made against BIOCLINICA and BIOCLINICA shall cooperate at the request of VASCULAR BIOGENICS in the defense of such claim. VASCULAR BIOGENICS will not enter into any settlement agreement without the written consent of BIOCLINICA.

8.2	BIOCLINICA Indemnification of VASCULAR BIOGENICS

BIOCLINICA agrees to defend, indemnify and hold harmless VASCULAR BIOGENICS and its employees and agents against and from any third party claims arising out of or in reference to the bad faith, willful misconduct or grossly negligent acts of BIOCLINICA and its employees, agents, contractors and subcontractors or acts which are not in accordance with the terms of this Agreement or with ethical practices of the consultations specified herein. BIOCLINICA agrees to bear all costs and expenses, including reasonable attorney's fees, incurred in connection with the defense of any such third party claim.

BIOCLINICA shall be promptly notified of any claim being made against VASCULAR BIOGENICS and VASCULAR BIOGENICS shall cooperate at the request of BIOCLINICA in the defense of such claim. BIOCLINICA will not enter into any settlement agreement without the written consent of VASCULAR BIOGENICS.

9.	COMMUNICATIONS AND PAYMENTS

Any notice or other communication required or permitted under this Agreement shall be in writing and shall be delivered by hand, first class mail, a nationally recognized overnight courier service, or facsimile transmission, to the Party at the address listed below or to any other address subsequently specified by such Party in writing:

To BIOCLINICA:

Mark L. Weinstein

President and CEO

BIOCLINICA, INC.

826 Newtown-Yardley Road

Newtown, PA 18940

Tel: (267) 757-3000

FAX: (267) 757-3007

4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

To VASCULAR BIOGENICS:

Dr. Yael Cohen

VASCULAR BIOGENICS LTD.

6 Jonathan Netanyahu Street,

Or Yehuda, 60376

Israel

Tel: +972-3-6346450

FAX: +972-3-6346449

Payments – [***]

[***]

EUR Wire Instruction
Bank Name	[***]
Bank Address	[***]
Swift / BIC	[***]
IBAN	[***]
Account #	[***]
Beneficiary Name	[***]
Further Credit To	[***]
Reference	[***]

Any such notice shall be effective (i) in the case of hand delivery, when received; (ii) in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; (iii) in the case of the mail, three days after deposit in the postal system, first class postage prepaid; and (iv) in the case of facsimile transmission, when electronic indication of receipt is received.

10.	ASSIGNMENT

Neither Party shall have the right to assign this agreement or any of the rights or obligations hereunder without the prior written consent of the other, such consent not to be unreasonably withheld; provided, however, either Party may make an assignment to an affiliate or to an assignee of that part of its business to which this Agreement relates without the consent of the other Party, provided however that such party shall remain liable at all times for its obligations under this Agreement, including without limitation to the Confidentiality and intellectual property rights obligations. In no event will such an assignment relieve VASCULAR BIOGENICS of its financial obligation under this Agreement, in the event that such affiliate or assignment fails to make payment as promised for herein.

11.	LIMITATION OF LIABILITY

In no event neither Party shall be liable to the other Party for any special, exemplary, indirect, incidental, consequential or punitive damages of any kind or nature whatsoever.

12.	HEADINGS

All section headings and sub-headings are for convenience only and do not in themselves define a scope of work or specific terms or conditions of this Agreement.

5

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

13.	ENTIRE AGREEMENT

This Agreement, including Exhibit A, constitutes the entire Agreement between the Parties and, except as specified herein, supersedes all prior contracts, agreements and understandings relating to the same subject matter between the Parties. The Parties intend this Agreement to be a complete statement of the terms of their Agreement and no change or modification of any of the provisions of this Agreement shall be effective unless it is in writing and signed by a duly authorized officer of BIOCLINICA and VASCULAR BIOGENICS.

14.	WAIVER

The failure of a Party in any instance to insist on the strict performance of the terms of this Agreement shall not be construed to be a waiver or relinquishment of any terms of this Agreement, either at the time of the Party’s failure to insist upon strict performance or at any subsequent time, and such terms shall continue in full force and effect.

15.	SEVERANCE

Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void, or unenforceable, the validity, legality, or enforceability of any other clause or portion of this Agreement shall not be affected thereby.

16.	GOVERNING LAW

The construction and performance of this Agreement shall be governed by the laws of England.

17.	SURVIVAL

Sections 2, 3, 4, and 6 through 16 will survive termination or expiration of this Agreement.

In WITNESS WHEREOF, the undersigned Parties have executed this Agreement on the dates set forth below.

BioClinica, Inc.		Vascular Biogenics Ltd.

By:	/s/ Maria T. Kraus	By:	/s/ Amos Ron
Print:	Maria T. Kraus	Print:	Amos Ron
Title:	VP & Corporate Controller	Title:	CFO
Date:	24-Sep-2012	Date:	September 24, 2012

6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Medical Imaging Core Laboratory Services in Support of

a Study Entitled: “A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed

by a 12-Week Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in

Patients with Mild to Moderate Ulcerative Colitis.”

Prepared for:

Vascular Biogenics Ltd.

6 Jonathan Netanyahu Street

Or Yehuda, Israel 60376

BioClinica Addendum #40801_1

November 19, 2012

BioClinica, Inc., 826 Newtown Yardley Road, Newtown, PA 18940, www.bioclinica.com

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

1. SCOPE OF WORK	3
1.1. ADDENDUM ASSUMPTIONS	3
2. ADDENDUM PROJECT FEES AND EXPENSES	4
2.1. ADDENDUM PROJECT FEES	4
2.2. ADDENDUM EXPENSES	5
2.3. BILLING POLICY	6
3. TERMS AND CONDITIONS	7

2

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

1.	SCOPE OF WORK

Vascular Biogenics Ltd. (hereinafter referred to as “VASCULAR BIOGENICS”) has requested that BioClinica, Inc. and subsidiaries (hereinafter referred to as “BIOCLINICA”) provide additional medical imaging core laboratory services in support of an Ulcerative Colitis study.

This Addendum serves to document the additional services requested for this study beyond those contained within the following:

•	Agreement #40801 between BIOCLINICA and VASCULAR BIOGENICS, executed 24 September 2012

This Addendum also serves to document the fees for the additional services.

1.1.	ADDENDUM ASSUMPTIONS

Presented below is an outline of the additional and modified services requested by VASCULAR BIOGENICS for an Ulcerative Colitis study that are not included within the original agreement.

•	Additional two (2) sites, one (1) in Poland and one (1) in Hungary.

•	Added one (1) web-based Image Interpretation Training session for eligibility.

•	One hundred fifty-eight (158) fewer timepoints prepared for review.

•	One hundred ten (110) fewer screening timepoints as screening will be prepared for review only once.

•	Sixty-six (66) fewer timepoints re-read by a second reader if there is a discrepancy between the local and central review.

•	Addition of 10% of screening timepoints (12 timepoints) reviewed by a second reader for eligibility plus 5% of screening timepoints (6 timepoints) reviewed for the primary review if read by the third reader.

•	One hundred ten (110) fewer fax/e-mail notifications to site and VASCULAR BIOGENICS of rolling read results as screening will be read only once.

•	Forty-eight (48) fewer fax/e-mail notifications to site and VASCULAR BIOGENICS of secondary read results.

•	Removal of 20% or sixty-six (66) timepoints re-read by a second reader if there is a discrepancy between the local and central review.

•	Addition of 10% of screening timepoints (12 timepoints) reviewed by a second reader for eligibility plus 5% of screening timepoints (6 timepoints) reviewed for the primary review if read by the third reader.

•	Applicable pass-through and reader fees. Reader fees are updated to reflect US Dollars.

Eligibility Review:

•	One (1) additional reader for a total pool of three (3) readers, sharing the workload, for the eligibility review.

•	Screening timepoints will be re-read by a second reader for screening timepoints with a score of

< 2, assuming 10% of timepoints will be re-read.

Primary Review:

•	One (1) reader from a pool of two (2) readers for the primary review.

•	Each screening timepoint will only be read once for eligibility review and then count as baseline in the primary review assuming the same two (2) readers that are reading for eligibility are the same as the primary review. Timepoints read by the third reader for eligibility will be re-read by reader one (1) or two (2) in the primary review, assuming 5% of timepoints will be re-read.

•	Removal of 20% of timepoints re-read due to a discrepancy between the local and central assessment.

*All	other assumptions from Original Agreement #40801 will remain the same.

3

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.	ADDENDUM PROJECT FEES AND EXPENSES

2.1.	ADDENDUM PROJECT FEES

The fees for services detailed within this Addendum are summarized below. BIOCLINICA will only charge pro-rata for work performed at the rates quoted.

As per the original agreement, BIOCLINICA fees will increase annually beginning with month 25 of the project as defined by the actual (original) project start date. This increase will be equivalent to the percent increase in the Euro Harmonized Index of Consumer Prices (HICP).

2.1.1.	Addendum Fees

TABLE 2.1.1.

Addendum Services	Unit Cost		Units		Cost Total
Study Preparation Services
Site Technical Evaluation and Coordination	[***	]	[***	]	[***	]
Study kit preparation and provision to sites	[***	]	[***	]	[***	]
Image Interpretation Services
Performance of Image Interpretation Sessions and Management of Independent Reviewers	[***	]	[***	]	[***	]
Fax/E-mail notification to site and VASCULAR BIOGENICS of Rolling Read Results	[***	]	[***	]	[***	]
Fax/E-mail notification to site and VASCULAR BIOGENICS of Secondary Read Results	[***	]	[***	]	[***	]
ADDENDUM TOTAL					[***	]

2.1.2.	Overall Project Budget Summary

TABLE 2.1.2.

Cost Total
Project Fees – [***]	[***	]
Project Fees – [***]	[***	]
Revised Study Budget (Service Fees)	[***	]

4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.2.	ADDENDUM EXPENSES

2.2.1.	Miscellaneous Expenses

The estimated project expenses, in this document, unless otherwise specified, do not include [***] Please see the table below for an estimate of miscellaneous expenses:

TABLE 2.2.1.

Addendum Pass Through Item(s)	Estimated Total
Media:
Archival media sent to sites for image transmittal – [***]	[***	]
Study Kit Supplies: Labels, Binders, Tabs, etc. [***]	[***	]
Courier:
Study Kits – estimated priority [***]	[***	]
Sub-total	[***	]
% Administrative Fee	[***	]
Estimated Expenses Total including administrative fee	[***	]

2.2.2.	Overall Project Expense Summary

TABLE 2.2.2.

Estimated Total
Expenses including administrative fee – [***]	[***	]
Expenses including administrative fee – [***]	[***	]
Revised Expenses Budget	[***	]

2.2.3.	Reader Professional Fees and Expenses

BIOCLINICA will prepare all reader agreements and manage all reader fees for this study. [***]

Table 2.2.3. reflects the assumptions and fees as defined in original agreement [***]. These assumptions have been modified and are reflected in table 2.2.4.

TABLE 2.2.3.

Assumption	Total Cost
Eligibility: [***]	[***	]
Primary: [***]	[***	]
Image Interpretation Training Session: [***]	[***	]
Sub-total	[***	]
[***]	[***	]
Estimated Reader Professional Fees and Expenses	[***	]

5

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

[***]

TABLE 2.2.4.

Assumption	Estimated Total
Eligibility: [***]	[***	]
Primary: [***]	[***	]
Eligibility Web-based Image Interpretation Training Session: [***]	[***	]
Primary Image Interpretation Training Session: [***]	[***	]
Sub-Total	[***	]
[***]	[***	]
Estimated Reader Professional Fees and Expenses	[***	]

2.2.5.	Overall Reader Professional Fee Summary

TABLE 2.2.5.

Estimated Total
[***]	[***	]
[***]	[***	]
Revised Estimated Reader Professional Fees Total	[***	]

2.3.	BILLING POLICY

The above mentioned fees will continue to be billed to VASCULAR BIOGENICS on a monthly basis and will include relevant back-up documentation.

6

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

3.	TERMS AND CONDITIONS

All services will be performed by BIOCLINICA as an Addendum to BIOCLINICA Agreement #40801, and all terms and conditions of Agreement #40801 shall apply.

AGREED AND ACCEPTED:

VASCULAR BIOGENICS			BIOCLINICA

By:	/s/ Amos Ron	By:	/s/ Ted Kaminer
Print:	Amos Ron	Print:	Ted Kaminer
Title:	CFO	Title:	Executive VP & CFO
Date:	December 31, 2012	Date:	02-Jan-2013

7

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Additional Medical Imaging Core Laboratory Services in Support of a Study Entitled: “A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed by a 12-Week Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in Patients with Mild to Moderate Ulcerative Colitis.”

BioClinica Addendum #40801_2

July 26, 2013 version one

August 29, 2013 version two

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

1. SCOPE OF WORK	2
1.1. ADDENDUM ASSUMPTIONS	2
2. ADDENDUM PROJECT FEES AND EXPENSES	3
2.1. ADDENDUM PROJECT FEES	3
2.2. ADDENDUM EXPENSES	4
2.3. BILLING POLICY	5
3. TERMS AND CONDITIONS	5

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

1.	SCOPE OF WORK

Vascular Biogenics Ltd. (hereinafter referred to as “VASCULAR BIOGENICS”) has requested that BioClinica, Inc. and subsidiaries (hereinafter referred to as “BIOCLINICA”) provide additional medical imaging core laboratory services in support of an Ulcerative Colitis study.

This Addendum serves to document the additional services requested for this study beyond those contained within the following:

•	Agreement #40801 between BIOCLINICA and VASCULAR BIOGENICS, executed 24 September 2012

•	Addendum #40801_1 between BIOCLINICA and VASCULAR BIOGENICS, executed 02 January 2013

This Addendum also serves to document the fees for the additional services.

1.1.	ADDENDUM ASSUMPTIONS

Presented below is an outline of the additional and modified services requested by VASCULAR BIOGENICS for an Ulcerative Colitis study that are not included within the original agreement.

•	Timeline extension due to recruitment period being extended through December 2013

•	Additional forty (40) Screening timepoints to be received. BIOCLINICA assumes that a total of 160 Patients will be screened in order to achieve 110 Patients enrolled on the study. 160 Total Screening timepoints to include the 120 Screening timepoints in the original contract plus 40 additional Screening timepoints.

Eligibility Review:

•	Forty (40) additional Screening timepoints to be received

•	Screening timepoints will be re-read by a second reader for screening timepoints with a score of < 2, assuming 20% or eight (8) of the 40 additional timepoints and an additional 10% or 12 of the 120 screening timepoints in the current contract will be re-read.

Primary Review:

•	Each screening timepoint will only be read once for eligibility review and then count as baseline in the primary review assuming the same pool of two (2) readers that are reading for eligibility are the same as the primary review. Timepoints read by the third reader for eligibility will be re-read by reader one (1) or two (2) in the primary review, assuming 5% of timepoints (two (2) timepoints) will be re-read.

TABLE 1.2.

Project Timeline Assumptions	Agreement #40801 and Addendum #40801_1	Addendum #40801_2
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

2

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.	ADDENDUM PROJECT FEES AND EXPENSES

2.1.	ADDENDUM PROJECT FEES

The fees for services detailed within this Addendum are summarized below. BIOCLINICA will only charge pro-rata for work performed at the rates quoted.

As per the original agreement, BIOCLINICA fees will increase annually beginning with month 25 of the project as defined by the actual (original) project start date. This increase will be equivalent to the percent increase in the Euro Harmonized Index of Consumer Prices (HICP).

2.1.1.	Addendum Fees

TABLE 2.1.1 [***]

Addendum Services	Unit Cost	Units	Cost Total
Centralized Image Data Tracking & Quality Control	[***]	[***]	[***]
Electronic image transfer via sFTP – 50% of data
Endoscopy Image data log-in and Image Data Quality Control	[***]	[***]	[***]
Image Interpretation Services	[***]	[***]	[***]
Performance of Image Interpretation Sessions and Management of Independent Reviewers
40 Additional Screening Timepoints	[***]	[***]	[***]
20% or 8 of the Additional 40 Screening Timepoints re-read by a second reader for eligibility	[***]	[***]	[***]
10% or 12 of the 120 Screening Timepoints in the original contract to achieve 20% re-read by a second reader for eligibility	[***]	[***]	[***]
5% or 2 of the Additional 40 Screening Timepoints re-read during the primary review if read by a third reader for eligibility	[***]	[***]	[***]
Fax/E-mail notification to site and VASCULAR BIOGENICS of Eligibility Results	[***]	[***]	[***]
Project Management Services
July 2014 – September 2014	[***]	[***]	[***]
Site Management & Image Archival Services
June 2014 – August 2014	[***]	[***]	[***]
ADDENDUM TOTAL			[***]

2.1.2.	Overall Project Budget Summary

TABLE 2.1.2.

Cost Total
Project Fees – [***]	[***]
Project Fees – [***]	[***]
Project Fees – [***]	[***]
Revised Study Budget (Service Fees)	[***]

3

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.2.	ADDENDUM EXPENSES

2.2.1.	Miscellaneous Expenses

The estimated project expenses, in this document, unless otherwise specified, do not include [***] Please see the table below for an estimate of miscellaneous expenses:

TABLE 2.2.1.

Addendum Pass Through Item(s)	Estimated Total
Media:
[***]	[***	]
[***]
[***]	[***	]
Sub-total	[***	]
[***]	[***	]
Estimated Expenses Total including administrative fee	[***	]

2.2.2.	Overall Project Expense Summary

TABLE 2.2.2.

Estimated Total
Expenses including administrative fee – [***]	[***	]
Expenses including administrative fee – [***]	[***	]
Expenses including administrative fee – [***]	[***	]
Revised Expenses Budget	[***	]

2.2.3.	Reader Professional Fees and Expenses

BIOCLINICA will prepare all reader agreements and manage all reader fees for this study. All such expenses will be passed through to VASCULAR BIOGENICS on a monthly basis. VASCULAR BIOGENICS will be responsible for any other read related expenses, including any applicable travel, food and lodging required for the performance of their duties, as described in this document.

TABLE 2.2.3.

Assumption	Estimated Total
Eligibility: [***]	[***	]
Primary: [***]	[***	]
Sub-Total	[***	]
[***]	[***	]
Estimated Reader Professional Fees and Expenses	[***	]

4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.2.4.	Overall Reader Professional Fee Summary

TABLE 2.2.4.

[***]
Reader Professional Fee – [***]	[***	]
Reader Professional Fee – [***]	[***	]
Reader Professional Fee – [***]	[***	]
Revised Estimated Reader Professional Fees Total	[***	]

2.3.	BILLING POLICY

The above mentioned fees will continue to be billed to VASCULAR BIOGENICS on a monthly basis and will include relevant back-up documentation.

3.	TERMS AND CONDITIONS

All services will be performed by BIOCLINICA as an Addendum to BIOCLINICA Agreement #40801, and all terms and conditions of Agreement #40801 shall apply.

AGREED AND ACCEPTED:

VASCULAR BIOGENICS			BIOCLINICA

By:	/s/ Amos Ron	By:	/s/ Ted Kaminer
Print:	Amos Ron	Print:	Ted Kaminer
Title:	CFO	Title:	Executive VP & CFO
Date:	November 4, 2013	Date:	17 Oct 2013

5

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Exhibit A

Vascular Biogenics Ltd.

Medical Imaging Core Laboratory Services in Support of

a Study Entitled: “A Randomized, Double-Blind, 12-Week, Placebo-Controlled Study Followed

by a 12-Week Phase Without Placebo to Evaluate the Efficacy and Safety of Oral VB-201 in

Patients with Mild to Moderate Ulcerative Colitis.”

BioClinica Agreement #40801

Prepared for:

Vascular Biogenics Ltd.

6 Jonathan Netanyahu Street

Or Yehuda, Israel 60376

July 13, 2012 / Version 1

August 24, 2012 / Version 2

September 20, 2012 / Version 3

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

EXECUTIVE SUMMARY		3

1. PROJECT SCOPE OF WORK		4
1.1.	SCOPE OF WORK	4
1.2.	PROJECT TIMELINE ASSUMPTIONS	5

2. CORE LABORATORY SERVICES		5

2.1.	STUDY PREPARATION, SITE SET-UP AND STANDARDIZATION	5
2.2.	CENTRALIZED IMAGE DATA TRACKING AND QUALITY CONTROL	7
2.3.	IMAGE INTERPRETATION SERVICES	7
2.4.	DATA MANAGEMENT SERVICES	10
2.5.	PROJECT ADMINISTRATION	11
2.6.	PROJECT CLOSE-OUT SERVICES	13
2.7.	REGULATORY COMPLIANCE	13

3. PROJECT FEES AND EXPENSES		14

3.1.	PROJECT FEES	14
3.2.	EXPENSES	16
3.3.	OVERALL TOTAL PROJECT BUDGET	17

4. PAYMENT SCHEDULE AND BILLING		17

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

EXECUTIVE SUMMARY

COMPANY OVERVIEW

BioClinica, established in 1990, is an independent, financially stable, global clinical trials service organization, specializing in medical image management and eClinical services. The services include, site standardization, medical image collection and quality control, independent review, electronic data capture, IVR/IWR and clinical data management solutions for pharmaceutical, medical device companies and other organizations, including contract research organizations. BioClinica is a publicly traded corporation listed on the NASDAQ Global Market under the symbol BIOC. BioClinica has over 20 years of experience in providing comprehensive design and management of the medical imaging portion of clinical trials worldwide.

Please refer to Appendix A to learn more about our eClinical service offerings

MAIN OFFICE LOCATIONS

BioClinica’s HQ is located at 826 Newtown-Yardley Road, Newtown, PA 18940, USA.

Additional BioClinica offices involved in Image Management are located in:

•	Leiden, The Netherlands (European Headquarters & imaging core laboratory)

•	Lyon, France (software development for image analysis)

•	Tianjin, China (Medical Image Management)

KEY DIFFERENTIATORS

The key differentiators that separate BioClinica from our competitors are:

•	Publicly traded company audited by PricewaterhouseCoopers – this offers our clients financial transparency and reassurance on our company’s reliability for their long-term clinical trial projects.

•	Full service imaging core lab locations in Europe and the USA which is critical for managing global studies due to language barriers and various time zones. Our 24/7 multilingual contact center offers around the clock support.

•	We support ALL imaging modalities and therapeutic areas with certified technologists and highly experienced, trained Readers.

•	BioClinica has a network of approximately 106 expert readers across all therapeutic areas. This network of readers has active confidentiality agreements and executed contracts.

•	Project Managers are highly skilled, focusing on setting expectations via strong communication skills and pro-activeness via risk management. The Project Management teams are aligned by therapeutic areas which allow the project managers to utilize their prior experiences in developing risk management plans.

•	Led by an extremely stable Management team - the President of BioClinica has been with the company since 1997 and the average tenure of the Bio-Imaging division senior manager is 10+ years.

STUDY EXPERIENCE

BioClinica has extensive experience in supporting international multi-center clinical trials in the therapeutic areas of oncology, neurology, cardiology, endocrinology, gastrointestinal, women’s health, inflammation and orthopedics.

Inflammatory Bowel Diseases; Crohn’s and Ulcerative Colitis study Experience:

BIOCLINICA is presently performing an endoscopy trial with 60 global sites and over 100 patients.

In the past we have performed trials in Crohn’s disease and Ulcerative Colitis with different imaging modalities such as Ultrasound, MRI and Endoscopy, with patients ranging form 20-150 and sites ranging from 4 to 100.

OVERALL BUDGET

The overall budget is presented below:

•	[***]

•	[***]

•	[***]

POINTS FOR CONSIDERATION

BioClinica would welcome the opportunity to discuss the set-up in a meeting with Vascular Biogenics Ltd to design the imaging part of the project in the best possible way. There are several options for the set-up and the decision depends on the value and the associated costs and is best discussed in a meeting.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

1.	PROJECT SCOPE OF WORK

Vascular Biogenics Ltd. (hereinafter referred to as “VASCULAR BIOGENICS”) has requested that BioClinica, Inc. and subsidiaries (hereinafter referred to as “BIOCLINICA”) provide medical imaging core laboratory services in support of an Ulcerative Colitis Study.

1.1.	SCOPE OF WORK

TABLE 1.1.

General Study Assumptions

# of Patients	[***]

# of Sites	[***]

# of Investigator’s Meetings including location, # of BIOCLINICA representatives attending meeting and # of days assumed for meeting, including travel time	[***]

Type of Imaging Performed	[***]

Method of Data Transfer to BIOCLINICA	[***]

Endoscopy Test Data Assumptions

Type of Test Data	[***]

Overall Number of Test Scans	[***]

Endoscopy Data Assumptions

Total # of Patients with Endoscopy	[***]

Total # of Endoscopy Timepoints	[***]

Independent Read Plan Assumptions

Assessment Criteria	[***] [***]

Independent Read Plan	[***]

Eligibility Review

# of Timepoints Prepared for Eligibility	[***]

BIOCLINICA Turnaround Time for Eligibility Results	[***] [***]

# of Fax/E-mail Notifications to site and VASCULAR BIOGENICS of Eligibility Results	[***]

# of Independent Reader(s)	[***] [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

TABLE 1.1. CONTINUED

Rolling Read

# of Timepoints Prepared for Rolling Read	[***]
BIOCLINICA Turnaround Time for Rolling Read Results	[***]
# of Timepoints Prepared for Secondary Read	[***]
BIOCLINICA Turnaround Time for Secondary Read	[***]
# of Fax/E-mail Notifications to site and VASCULAR BIOGENICS of Rolling Read Results	[***]
# of Independent Reader(s)	[***]

Read Data Summary
Overall Total # of Timepoints Prepared for Review	[***]
# of Data Transfers and Frequency	[***]

[***]

1.2.	PROJECT TIMELINE ASSUMPTIONS

BIOCLINICA assumes the following timelines:

TABLE 1.2.

Project Timeline Assumptions

BIOCLINICA Project Start	[***]
First Patient Enrolled	[***]
Last Patient Enrolled	[***]
Last Patient Out	[***]
BIOCLINICA Project Complete	[***]
Total Duration of Data Collection	[***]
Total Study Duration	[***]

2.	CORE LABORATORY SERVICES

2.1.	STUDY PREPARATION, SITE SET-UP AND STANDARDIZATION

2.1.1.	Study Set-Up

If available, VASCULAR BIOGENICS will provide BIOCLINICA with the final study protocol and subsequent amendments at the start of the study.

BIOCLINICA will perform the following services upon commencement of the study:

•	Preparation and set-up of internal clinical trial and regulatory files

•	Preparation and set-up of required folders on the BIOCLINICA network

•	Preparation and set-up of project specific BioPACS™ database

BioPACS™ is a custom designed enterprise system that provides image management and workflow, query capabilities, inventory and image archival, site and project management tools to automate and accelerate the process of evaluating images generated during a clinical trial. The BioPACS™ Image Core Laboratory technology system complies with FDA 21 CFR Part 11 requirements and adheres to the industry DICOM standard for compatibility with image viewers and other analysis software.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

BIOCLINICA will provide VASCULAR BIOGENICS with access to the BioPACS™ web portal which will allow VASCULAR BIOGENICS to view study documents, access real time project reports and follow the course of study progression within BIOCLINICA. The Web Portal will be password protected and VASCULAR BIOGENICS will have twenty-four (24) hour access to the site.

BIOCLINICA will establish a password protected FTP account for each site. The sites will submit 50% of the data to BIOCLINICA via FTP server.

2.1.2.	Site Technical Evaluation and Coordination

BIOCLINICA will create a study specific site technical survey in an effort to capture all necessary contact and equipment information. BIOCLINICA will contact each of the sites to:

•	Identify the technologist(s) who will be responsible for protocol implementation at each site

•	Review the site’s imaging equipment at the site

•	Review the site’s data transfer capabilities and archival procedures

Upon receipt of the completed site survey, a BIOCLINICA technologist will review the technical information and verify overall completeness. All site interaction will be logged, indicating the date the site was contacted, the method of contact and the number of communication attempts. In the event that any follow up or action items are required as a result of the site survey, BIOCLINICA will capture all related information in the tracking database.

If site equipment (hardware or software) is upgraded or changed during the course of the study, it will be the site’s responsibility to inform BIOCLINICA of the upgrade.

2.1.3.	Development of Imaging Manual

BIOCLINICA will develop an imaging manual including image acquisition guidelines, site procedures for image transfer (courier or electronic) and image data transmittal forms (paper or electronic). These forms are required to establish an image data audit trail and are utilized by BIOCLINICA during the data collection and quality control process.

2.1.4.	Study Kit Preparation and Provision to Sites

BIOCLINICA will prepare a study kit for delivery to the participating sites. The study kit will contain the imaging manual, supply re-order forms, sample data transmittal forms, a BIOCLINICA contact list, and for sites submitting data via courier, pre-addressed courier waybills, archival media, padded mailers and/or courier mailers. In addition to containing the imaging binder, the study kit may contain other client approved study specific materials that are needed per the protocol.

2.1.5.	Investigator’s Meeting Preparation and Presentation

A BIOCLINICA Project Manager will attend and present at the Investigator’s Meeting(s) organized by VASCULAR BIOGENICS.

BIOCLINICA will prepare a PowerPoint presentation to be presented during the meeting which will include the study requirements, imaging guidelines and the process for submission of data to BIOCLINICA. BIOCLINICA will provide the presentation to VASCULAR BIOGENICS prior to the meeting for review and approval. BIOCLINICA will also prepare any supporting materials that are required for the meeting. (e.g. handouts, sample binders).

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

During the meeting, BIOCLINICA will review the presentation and field any questions. Reasonable travel costs and expenses for the meeting will be billed separately. BIOCLINICA has assumed a project manager will be the designated representative at the Investigator’s Meeting.

2.2.	CENTRALIZED IMAGE DATA TRACKING AND QUALITY CONTROL

BIOCLINICA has assumed that all image data for a given timepoint will be sent to BIOCLINICA from the sites as the timepoints are completed. Timely quality assurance of the data is not possible if data are not received in a timely manner. BIOCLINICA will notify VASCULAR BIOGENICS of data transmittal delays and of the potential impact on BIOCLINICA timelines if the delays are not corrected.

2.2.1a. Image	Data Log-In

Upon receipt of the data, BIOCLINICA will review the demographic data (e.g. patient number, site number, scan date, timepoint description, imaging modality etc.) provided by the site and will perform a verification check that the correct image data has been received. The data will be uploaded into BioPACS™. Any discrepancies between the data received and the information provided by the site will be resolved directly with the site.

2.2.1b. Image	Data Quality Control

Image data quality control will be performed by certified radiologic technologists. All image data will be saved into a standard file format (typically DICOM), so that the images may be read and archived digitally. This process may include the following tasks:

•	Anonymization of imaging data (e.g. removal of site, subject, timepoint identifiers etc.)

•	Conversion of digital image data into a standard file format

•	Quality Control of the image data for protocol compliance

•	Process endoscopy image data including selection of clips and streaming video to match read / analysis criteria

•	Generate labels for the masked videotapes and prepare for use in the independent review

•	Notification to VASCULAR BIOGENICS and participating sites of technical imaging adequacy issues and recommendation of appropriate action(s) to resolve the issues

•	Fax/E-mail notification to site and VASCULAR BIOGENICS of Test Data

BIOCLINICA will generate a query in the event that data discrepancies are noted during the QC of the image data, which is performed by a certified radiologic technologist. The query is generated to document the following issues, but is not limited to, data quality, protocol compliance issues and missing data.

The query process includes the following:

•	Preparation of a query including documentation of the issue

•	Preparation and shipment of letter or email to site and VASCULAR BIOGENICS documenting the query

•	Resolution and filing of query documentation

2.3.	IMAGE INTERPRETATION SERVICES

2.3.1.	Image Review Application Development and Validation

BIOCLINICA will develop a custom application, BioREAD™, to execute the independent image review session. The development of this application will include the following:

•	Creation of a client business requirements specification document

•	Creation of a technical design specification document

•	Programing of the BioREAD™ application

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

•	Full unit testing

•	Test script development and execution of test plan

•	Validation report

•	User acceptance testing

BIOCLINICA will work in collaboration with VASCULAR BIOGENICS to design this application. The timeline for the delivery of the application and the milestones for key deliverables (e.g. business requirements document) will be agreed upon by VASCULAR BIOGENICS and BIOCLINICA.

2.3.2.	Image Interpretation Training Session

BIOCLINICA will conduct a training session prior to the first image interpretation session. Representatives from BIOCLINICA’s Project Management, Clinical Operations and Technical Services departments will attend and participate in this session. The training session is conducted in part for the purpose of familiarizing both VASCULAR BIOGENICS personnel and the reader(s) with the image review application as well as the independent image review design. During this meeting, VASCULAR BIOGENICS personnel and the independent reader(s) will review the operation of the BioREAD™ application, including the interrelationship between questions, sessions, and image display utilizing non-study subjects with relevant image sets. The BioREAD™ application is a custom-designed system that provides full automatic image display capabilities for independent reads and captures the reader’s interpretation and image evaluation all in one solution.

BIOCLINICA will develop a Read Rules Document. This document will include an overview of the clinical protocol, imaging requirements, and image review application questions/answers. It will also include rules for each reader to follow when completing the read electronic case report form (eCRF). This document will be developed by BIOCLINICA’s Clinical Operations personnel and reviewed by both reader(s) and VASCULAR BIOGENICS.

2.3.3.	Conduct and Monitoring of the Image Interpretation Session

2.3.3a. Performance	of Image Review Sessions and Management of Independent Readers

The review of the image data will be performed by independent readers not affiliated with the study either at the location of the independent reader or at a BIOCLINICA site. All reader image assessments will be captured electronically within the BioREAD™ application.

The following services will be performed in conjunction with the image review session:

•	Testing of BioREAD™ System (hardware and software)

•	Loading of the timepoints for the given image review session to the BioREAD™ application

•	Independent reader training, including review of reader rules prior to the first read session

•	Image review application back-up and export of reader image interpretations

All costs related to this service include BIOCLINICA licensing fees for the use of the BioREAD™ application during the image interpretation sessions. BIOCLINICA will procure the equipment that will be utilized during the image review sessions and will deploy the equipment and the image review application to the off-site read locations, if necessary. BIOCLINICA will provide technical support to the readers during the off-site read sessions.

Leasing fees are included for the use of the equipment as well as any related costs for dedicated communications lines that are required for remote reading sessions, in order to retrieve the data assessed by the readers from their remote location.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

BIOCLINICA will notify the site and VASCULAR BIOGENICS via fax or e-mail of patient eligibility results as well as the rolling read results within 3 – 5 business days of data receipt at BIOCLINICA (excluding public holidays and weekends). BIOCLINICA will notify the site and VASCULAR BIOGENICS via fax or e-mail of the results from the secondary read within 5 – 8 business days of data receipt at BIOCLINICA (excluding public holidays and weekends).

2.3.3b.	Image Review Monitoring Plan

BIOCLINICA will perform an evaluation of the image review results to monitor read quality. Monitoring is also performed to ensure adherence to the response criteria as defined in the Imaging Charter, the Read Rules Document and the VASCULAR BIOGENICS clinical protocol. This evaluation will be conducted on an agreed upon basis as deemed appropriate by BIOCLINICA and as per the monitoring plan.

If necessary, BIOCLINICA and VASCULAR BIOGENICS will make a joint decision to determine if retraining of the reader is deemed appropriate. If so, BIOCLINICA will conduct a training session to review specific cases.

Further discussion is required between BIOCLINICA and VASCULAR BIOGENICS in order to finalize the image read plan.

2.3.4.	Final Study Report

BIOCLINICA will prepare a study report, which will include:

•	Protocol Overview

•	Project Summary

•	Summary of Subject Assessments

•	Receipt and Preparation of Image Data for Image Review

•	Description of the image review application

•	Image Interpretation Training Session and Reader Training/Qualification

•	Image Interpretation Sessions

•	Transfer of Data to VASCULAR BIOGENICS

Appendices may include the following documents:

•	Imaging Charter

•	Listing of Image Data Received

•	Business Requirements Specification Document

•	Applicable Note to File(s)

•	Curriculum Vitae of Radiologists and Designated Experts

•	Read Rules Document

•	Image Review Monitoring Plan

•	Listing of Subjects Read

•	Data Export Specifications Document

*Please note the Final Study Report does not include a statistical analysis of the data.

BIOCLINICA shall deliver the study report to VASCULAR BIOGENICS within thirty (30) business days following completion of the final data transfer. VASCULAR BIOGENICS will have a review period of thirty (30) business days, following delivery of the report. Within this period, VASCULAR BIOGENICS may request within-scope revisions to the report and BIOCLINICA will make requested within-scope revisions at no additional cost to VASCULAR BIOGENICS.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.4.	DATA MANAGEMENT SERVICES

2.4.1.	Development & Validation of Export Program

The results obtained from the independent image review session will be provided to VASCULAR BIOGENICS in BIOCLINICA’s standard export format, SAS datasets. BIOCLINICA will provide a detailed export specification document describing the data sets to be provided. Upon written approval of this specification document by VASCULAR BIOGENICS, BIOCLINICA will begin the programming and validation of the export program.

In the event VASCULAR BIOGENICS requests a custom export format, the export specification will be developed by BIOCLINICA in collaboration with VASCULAR BIOGENICS. The additional time and costs associated with a custom export are not reflected in this agreement. VASCULAR BIOGENICS will be notified of such increases in writing for approval.

2.4.2.	Data Cleaning and Maintenance

BIOCLINICA will work in collaboration with VASCULAR BIOGENICS at the start of the study to define protocol-specific fields to be checked at regularly scheduled intervals. This includes but is not limited to the following:

•	Comparison of demographic information (Site, Subject, Initials, Exam Date(s), etc.) collected by BIOCLINICA against those provided by the client enrollment log

•	Chronological date progression (e.g., ensure that the date of Visit 2 is later than Visit 1, no images acquired after a Date of Death if applicable.)

•	Data derived by the independent image review application

Standard Edit Checks

Standard edit checks are composed of checks for technical quality such as identifying duplicate records within a table and table-to-table comparisons by key parameters (e.g. site number, subject number) to assure subjects appear in all applicable tables. These checks also compare and reconcile key parameters of the data housed in BioREAD™ compared to BioPACS™.

Study Specific Checks

Study-specific edit checks are developed for each study based on the response criteria that is utilized as well as other study related requirements that are defined in the Read Management Plan.

Edit Check Management

Edit Checks are performed regularly on the image read data to allow identification of any data discrepancies. Any data discrepancies noted in the output are investigated by a BIOCLINICA Clinical Data Manager to identify the reason for the output. The Clinical Data Manager works with the internal project team (Medical Affairs, Clinical Operations, Applications Development, Clinical Application Technical Services, and Project Management) to resolve data discrepancies appropriately. If any database updates are performed in resolving the discrepancies, the edit checks are re-run to insure no new issues arise. This is an iterative process and continues until all edit checks are resolved.

2.4.3.	Data Export

BIOCLINICA will export data as SAS datasets unless otherwise specified. BIOCLINICA will perform a final QC of the data prior to submission to VASCULAR BIOGENICS.

BIOCLINICA will perform a transfer of test data to ensure that VASCULAR BIOGENICS can successfully receive data and the data meets the provisions of the specification document. The final data will be sent to VASCULAR BIOGENICS within ten (10) business days after all the data for a given export has been acquired.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

If required, BIOCLINICA will follow up with VASCULAR BIOGENICS on issues related to each given export up until ninety (90) days post project completion as defined in Table 1.2. In the event export questions are received after this period, VASCULAR BIOGENICS will be billed on an ad-hoc basis as deemed appropriate by BIOCLINICA. BIOCLINICA will not perform any research or follow up on these inquiries without written authorization from VASCULAR BIOGENICS to proceed.

2.5.	PROJECT ADMINISTRATION

2.5.1.	Project Management Services

BIOCLINICA will provide in-house project management and administration for this project. A project manager and project team will be assigned to the study. This team may include the representatives from the following departments:

•	Project Management

•	Medical Affairs

•	Clinical Operations

•	Core Laboratory

•	Product Development

•	Regulatory

•	Data Management

•	Administrative support staff, as necessary

The assigned project manager serves as the primary contact for the project. The project manager oversees the day to day operations for projects in-house at BIOCLINICA. Regular internal project meetings are organized by the project manager to monitor resource planning and project progress. Administrative personnel provide support to the project managers and are included in the project management fee.

Additional responsibilities include:

Communication Plan

The project manager will develop a project communication plan that will describe the processes that will be followed during the course of the study including the levels of communication between BIOCLINICA, VASCULAR BIOGENICS, and other project related vendors. In addition, this document will outline details of the process to be followed for project issue resolution.

Teleconferences

The BIOCLINICA project manager will participate in teleconferences as needed with VASCULAR BIOGENICS to discuss the overall project progress, issues, timelines etc. The frequency and duration of the teleconferences may vary during the course of the study.

Work Instruction Development

The project manager will be responsible for the development of an internal project specific work instruction manual. The purpose of this manual is to provide BIOCLINICA employees a detailed description of the procedures to be utilized during the course of the study.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

2.5.2.	Project Reporting Services

Web portal Reporting

BIOCLINICA will provide real time access to the web portal in order for VASCULAR BIOGENICS to have appropriate status updates. Presented below are standard summary reports:

•	Project Start up Report – study startup details including the status of the site surveys and study kits

•	Collection of Site Data Report – a detail listing of the responses, by the site, on the site surveys

•	Image Status Report – details regarding data received, individual modalities received per timepoint, missing image data and query status, study sequence listings

•	Query Status Report – report displaying all outstanding queries as well as resolved queries

•	Read Summary Report – detailed information related to the project read status, including patient/timepoint/modality reviewed

•	Project Metrics Report – a multifunctional report providing predefined metrics and projections including averages and study targets

•	Program Metrics Report – predefined metrics including averages and study targets defined with metrics presented as collected on a monthly basis

Metrics Champion Consortium (MCC)

BIOCLINICA is an active member of the MCC, which is an organization that develops performance metrics within the Biotechnology and Pharmaceutical industry with the intent to jointly encourage performance improvement, effectiveness, efficiency, and appropriate levels of controls for both VASCULAR BIOGENICS and Service Providers in support of the drug development process.

BIOCLINICA participates in the continuous collaborative development of standardized performance metrics including process improvement tools. As a result, BIOCLINICA can provide the Imaging Metrics Report to VASCULAR BIOGENICS throughout the duration of the study.

2.5.3.	Site Management and Image Archival Services

Site Management

BIOCLINICA will provide support services to manage, monitor and coordinate the imaging acquisition, collection and query resolution portion of the study. BIOCLINICA will interact directly with the site on image data tracking, follow-up on issues as necessary and maintain the image audit trail. Communication with the sites will be documented appropriately.

VASCULAR BIOGENICS will be responsible for providing BIOCLINICA with patient enrollment updates as well as participating site lists on an ongoing basis. These updates should visibly indicate new information since the last send. Incremental updates are preferred or if cumulative updates are sent all incremental changes from the prior report should be identified.

Based on enrollment logs sent from VASCULAR BIOGENICS, BIOCLINICA will follow up with each participating site on an ongoing basis regarding site surveys, outstanding image data and image data related queries. In the event that a site becomes unresponsive, BIOCLINICA will inform and seek assistance from VASCULAR BIOGENICS.

Data Back-up and Archive

Throughout the study an image data back-up will be performed on data storage systems. Off-site image data back-up will also be performed at two (2) geographically distant sites. Other electronic data (electronic CRFs, audit trails, database contents, electronic documents, etc.) will be stored on a dedicated database server and saved daily throughout the study, via a secure network connection at two (2) different geographical sites.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

All study data will be digitally archived in compliance with ICH Guidelines for at least 15 years at study end. Additional costs will apply for this long term archive and a separate cost estimate will be provided at the end of the study, based on the actual total size of the data to be archived (digital and paper data).

Audit Trails

BIOCLINICA will consistently maintain an audit trail for each step of image data collection, quality control, processing, image interpretation assessment, central and off-site archiving procedures and all site communication in compliance with the applicable regulatory requirements including GCP and FDA’s 21 CFR part 11.

2.6.	PROJECT CLOSE-OUT SERVICES

2.6.1.	Project Close-Out

Upon completion of the study, BIOCLINICA will perform independent departmental study close-out procedures. Project close-out procedures may include the following services:

•	Archive the study materials and destroy any excess supplies

•	Collate all study files which may include; correspondence, Notes to Files, DTFs etc… and forward to BIOCLINICA’s Records Management department

•	Archive all study data from BIOCLINICA network to digital media; one (1) copy will be sent to long-term off-site storage. The storage facility is a secure environmental controlled facility.

•	Perform official close-out of study-specific administrative accounts including generation of final invoice

BIOCLINICA’s Records Management department will facilitate the close-out process by organizing and cataloging project related documents, including any regulatory or internal BIOCLINICA filings. These materials will be stored off-site in long-term storage for fifteen (15) years. After the fifteen (15) year retention period, BIOCLINICA will have the materials destroyed in accordance with the appropriate Standard Operating Procedures and Work Instructions.

BIOCLINICA assumes that all original image data sent to BIOCLINICA will be returned to VASCULAR BIOGENICS upon completion of the project or sooner if no longer required by BIOCLINICA. Original image data is defined as the source data, acquired at the sites, that is forwarded to BIOCLINICA after the patient has been imaged for a specific timepoint. BIOCLINICA will need ample notice to comply with the request, should VASCULAR BIOGENICS require the image data to be blinded prior to shipping. In the event VASCULAR BIOGENICS requires all original image data to be sent back to the sites, additional courier fees will apply.

2.7.	REGULATORY COMPLIANCE

BIOCLINICA’s custom designed enterprise system, BioPACS™, provides Image Core Laboratory technology of image, workflow, query, inventory, site and project management tools to automate and accelerate the process of evaluating images generated during a clinical trial. This system complies with FDA 21 CFR Part 11 requirements.

An audit trail will be consistently maintained for each step of the BIOCLINICA process in compliance with the applicable regulatory requirements including Good Clinical Practice (GCP) and FDA 21 CFR part 11.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

3.	PROJECT FEES AND EXPENSES

3.1.	PROJECT FEES

The estimated fees provided below are based upon the specific assumptions found within this document. Material alterations to the assumptions, including, but not limited to, a change in the number of patients, amount of data, level of support services or timeline, will impact final pricing. BIOCLINICA will only charge pro-rata for work performed at the rates quoted. BIOCLINICA fees will increase annually beginning with month 25 of the project as defined by the actual project start date. This increase will be equivalent to the percent increase in the Euro Harmonized Index of Consumer Prices (HICP).

In the event the study is canceled, BIOCLINICA will not charge a cancellation fee.

All the fees presented below are based on preliminary assumptions. Once a final protocol has been established, BIOCLINICA will collaborate with VASCULAR BIOGENICS on the image review design and the analyses required. Based on the outcome of these discussions BIOCLINICA may submit a revised proposal to VASCULAR BIOGENICS in which fees may be modified.

3.1.1.	Service Fees

TABLE 3.1.1.

Section No.	Services	Unit Fee		# Units		Cost Total
Study Preparation Services
2.1.1.	Study Set-up services	[***	]	[***	]	[***	]
2.1.1.	Setup of sFTP server	[***	]	[***	]	[***	]
2.1.2.	Site Technical Evaluation and Coordination	[***	]	[***	]	[***	]
2.1.3.	Development of Imaging Manual	[***	]	[***	]	[***	]
2.1.4.	Study Kit preparation and provision to sites	[***	]	[***	]	[***	]
2.1.5.	Investigator’s Meeting Preparation	[***	]	[***	]	[***	]
2.1.5.	Investigator’s Meeting Presentation. One (1) BIOCLINICA representative, two (2) days including travel: Project Manager	[***	]	[***	]	[***	]
2.2.1.	Centralized Image Data Tracking & Quality Control Electronic image transfer via sFTP – 50% of data (including test data)	[***	]	[***	]	[***	]
	[***] log-in and Image Data Quality Control (including test data)	[***	]	[***	]	[***	]
	Fax/E-mail notification to site and VASCULAR BIOGENICS of Test Data	[***	]	[***	]	[***	]
Image Interpretation Services
2.3.1.	Image Review System development and validation	[***	]	[***	]	[***	]
2.3.2.	Image Interpretation Training Session	[***	]	[***	]	[***	]
2.3.3.	Performance of Image Interpretation Sessions and Management of Independent Reviewers	[***	]	[***	]	[***	]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

TABLE 3.1.1. CONTINUED

Section No.	Services	Unit Fee		# Units		Cost Total
Image Interpretation Services (continued)
2.3.3.	Fax/E-mail notification to site and VASCULAR BIOGENICS of Eligibility Results	[***	]	[***	]	[***	]
2.3.3.	Fax/E-mail notification to site and VASCULAR BIOGENICS of Rolling Read Results	[***	]	[***	]	[***	]
2.3.3.	Fax/E-mail notification to site and VASCULAR BIOGENICS of Secondary Read Results	[***	]	[***	]	[***	]
2.3.4.	Final Study Report	[***	]	[***	]	[***	]

Data Management Services
2.4.1.	Development & Validation of export program	[***	]	[***	]	[***	]
2.4.2.	Data Cleaning & Maintenance	[***	]	[***	]	[***	]
2.4.3.	Data Export	[***	]	[***	]	[***	]

2.5.1.-2.5.2.	Project Management Services
	Start up period - First 6 study months	[***	]	[***	]	[***	]
	Remaining study months	[***	]	[***	]	[***	]

2.5.3.	Site Management & Image Archival Services
	Start up period - First 6 study months	[***	]	[***	]	[***	]
	Remaining study months	[***	]	[***	]	[***	]

2.6.1.	Project Close-Out Services	[***	]	[***	]	[***	]

PROJECT TOTAL						[***	]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

3.2.	EXPENSES

3.2.1.	Miscellaneous Expenses

Presented in Table 3.2.1. below are estimated expenses for this project. [***]

TABLE 3.2.1.

Pass Through Item(s)	Estimated Cost
Travel, Meals and Hotel:
Investigator’s Meeting: One (1) meeting / One (1) BIOCLINICA representative	[***	]
Printing:
Data transmittal forms, imaging guidelines, etc.	[***	]
Media and Supplies:
Archival media sent to sites for image transmittal – average [***]/ site (assuming [***] sites – assuming [***] of sites submitting via courier)	[***	]
Study Kit Supplies: Labels, Binders, Tabs, etc. @ [***]/ site (assuming [***] sites)	[***	]
Padded Mailers: [***] mailers per box @ [***]/ box (assuming [***] boxes)	[***	]
Courier:
Study kits- estimated priority @ [***]/ International Site (assuming [***] sites)	[***	]
Site transmittal to BIOCLINICA @ [***]/ shipment (assuming [***] total shipments, including test data)	[***	]
Study report	[***	]
Sub-total	[***	]
% Administrative Fee	[***	]
Estimated Expenses Total including administrative fee	[***	]

3.2.2.	Reader Professional Fees and Expenses

[***]

The below assumption is an estimate, actual rates will be based on the negotiations between VASCULAR BIOGENICS and the given readers.

TABLE 3.2.2.

Assumption	Total Cost
Eligibility: Assuming [***]/reader for [***] eligibility reader from a pool of [***] readers [***] Timepoints for Review - Assuming [***] timepoints read per hour ([***] total hours)	[***	]

Primary: Assuming [***]/hour/reader for [***] readers [***] Timepoints for Review ([***] timepoints plus an additional [***] or [***] timepoints will be re-read by a second reader) - Assuming [***] timepoints read per hour ([***] total hours)

	[***	]
Image Interpretation Training Session: Assuming [***] per day Assuming [***] Image Interpretation Training Session ([***] readers – [***] days)	[***	]
Sub-total	[***	]
Reader Management Fee (5%)	[***	]
Estimated Reader Professional Fees and Expenses	[***	]

If VASCULAR BIOGENICS chooses to use an independent reader not on BIOCLINICA’s preferred reader list or decides to add readers during the course of the study, additional fees may apply for image read system equipment and installation. BIOCLINICA will not order equipment or begin the installation process without the written authorization from VASCULAR BIOGENICS.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Vascular Biogenics Ltd.

Ulcerative Colitis Study

3.3.	OVERALL TOTAL PROJECT BUDGET

Total
Project Total / Direct Service Fees	[***]
Pass Through Expenses	[***]
Reader Professional Fees	[***]

OVERALL TOTAL PROJECT	[***]

4.	PAYMENT SCHEDULE AND BILLING

TABLE 4 [***]

Milestone	% Fee	€ Fee
Signature of Agreement	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

17

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].